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                                   MAS FUNDS

 Supplement dated June 5, 1997 to the MAS Funds' Institutional Class Prospectus
                             dated January 31, 1997


This supplement to the MAS Funds' Institutional Class Prospectus dated January 31, 1997 supersedes and replaces any existing supplements to the prospectus. This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

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     On May 31, 1997 Morgan Stanley Group Inc., then the indirect parent of the
Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.

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The following information relates to page 64 of the Institutional Class
Prospectus.

     Effective April 16, 1997, the Portfolio Managers for the Equity and Growth Portfolios should read as follows:

Equity Portfolio: Arden C. Armstrong, Kurt A. Feuerman, James J. Jolinger, Nicholas J. Kovich, Robert J. Marcin and Gary G. Schlarbaum.

Growth Portfolio: Arden C. Armstrong and Gary G. Schlarbaum.

Mr. Jolinger, Vice President, Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. He assumed responsibility for the Equity Portfolio in 1997.

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Effective May 16, 1997, the investement objective for the Domestic Fixed Income
Portfolio reads as follows:

          To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing in a diversified portfolio of U.S. Government securities and other investment grade fixed-income securities of domestic issuers.

The Portfolio is permitted under an investment policy adopted by MAS and approved by the Board, to invest up to 20% of its assets in securities rated BBB, or its equivalent.

Effective May 16, 1997, the investement objective for the Fixed Income Portfolio II reads as follows:

          To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing in a diversified portfolio of U.S. Government securities and other investment grade fixed-income securities.


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